UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      October 22, 2004

                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)

         California                  0-49892                   61-1407606
 (State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


                  1899 W. March Lane                             95207
                 Stockton, California
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (209) 943-7400



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On October 22, 2004, Pacific State Bancorp (the "Company") issued a press release regarding the Company's financial results for its third fiscal quarter ended September 30, 2004. The full text of the Company's press release is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Exhibits.

Exhibit 99.1      October 22, 2004 Press Release of Pacific State Bancorp

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Pacific State Bancorp
                                          (Registrant)


Date:  October 29, 2004                   By: /s/ JO ANNE ROBERTS
                                              ---------------------------------
                                              Jo Anne Roberts

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